UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

(August 17, 2020)

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 17, 2020, Sanmina Corporation (the “Company”) announced that Hartmut Liebel, Chief Executive Officer and a member of the Company’s Board of Directors, has resigned from his positions with the Company, effective immediately. The Company further announced that Jure Sola, co-founder and Executive Chair of the Company, has been appointed Chairman and Chief Executive Officer of the Company. The press release announcing this change is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Mr. Sola, 69, has served as the Company’s Executive Chairman since October 2017. Mr. Sola served as the Company’s Chief Executive Officer from April 1991 until October 2017, as Chairman of the Board from April 1991 until December 2001 and from December 2002 until October 2017 and as Co-Chairman of the Board from December 2001 until December 2002. Mr. Sola co-founded the Company in 1980, initially holding the position of Vice President of Sales. In October 1987, he became the Vice President and General Manager, responsible for manufacturing operations, sales and marketing. Mr. Sola served as President from October 1989 to March 1996.

As previously disclosed, Zeljko Sola, Mr. Sola’s brother, is a business development vice president at the Company and earned or realized compensation of approximately $614,000 in fiscal 2019. Martina Sola, Mr. Sola’s daughter, is a business development manager at the Company and earned or realized compensation of approximately $210,000 in fiscal 2019. Nikola Sola, Mr. Sola’s son, is an account manager at the Company and earned or realized compensation of approximately $145,000 in fiscal 2019.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on August 17, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Kurt Adzema
Kurt Adzema
Executive Vice President and Chief Financial Officer

Date: August 17, 2020

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